Exhibit 10.4.7

EXECUTION COPY

AMENDMENT 7 TO CONTRIBUTION DEFERRAL AGREEMENT

This Amendment 7 to the Contribution Deferral Agreement (this “Amendment 7”) is entered into as of December 30, 2010, by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements and other collective bargaining agreements with individual Local Unions affiliated with the Teamsters (as amended, modified and supplemented from time to time, excluding any amendment or modification thereto entered into on or after June 30, 2009, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds (as defined below) based on hours worked or compensation received by covered employees;

WHEREAS, the Primary Obligors, CS Pension Fund and the Agent entered into that certain Contribution Deferral Agreement dated as of June 17, 2009 (as further amended, modified or supplemented from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to the CS Pension Fund from the Primary Obligors would be deferred;

WHEREAS, certain joinders to the Agreement were entered into on July 6, 2009, July 10, 2009, July 14, 2009, August 13, 2009 and other joinders may be entered into from time to time by and among certain other pension funds, the Primary Obligors and the Agent, pursuant to which such Persons also agreed that the obligation to make certain contributions otherwise due to the Funds party thereto from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds, constituting of Supermajority Funds party to the Agreement, each desire to enter into this Amendment 7, among other things, to amend the Agreement to extend the term of the deferral of Monthly Amortization Payments and Monthly Interest Payments;

WHEREAS, the Obligors and certain Affiliates of the Obligors entered into that certain Consent and Amendment No. 19 (in the form attached hereto as Exhibit A, “Amendment No. 19”), dated as of December 20, 2010, by and among YRC Worldwide Inc., the Canadian

Borrower (as defined therein), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, National Association, as Administrative Agent.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1.	Amendments.

1.1	Definitions.

(a) Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“AIP” means an agreement in principle among the Consenting Parties in respect of the restructuring and recapitalization of YRC Worldwide Inc. and its Subsidiaries as set forth in a definitive term sheet executed by all of the Consenting Parties and setting forth the material terms of such restructuring and recapitalization and attaching thereto the forms of each material agreement required to effectuate such contemplated restructuring and recapitalization, which documents shall be consistent with such term sheet and acceptable to the Consenting Parties, each in their sole discretion.

“AIP Condition” means that the AIP exists.

“Amendment 5” means that certain Consent and Amendment 5 to Contribution Deferral Agreement dated as of August 3, 2010, and effective as of the Amendment 5 Effective Date.

“Amendment 7 Effective Date” means December 30, 2010.

“Closing Condition” means that the restructuring and recapitalization contemplated by the AIP has been effectuated and closed.

“Consenting Party” means, as of any date of determination, each of (i) YRC Worldwide Inc, (ii) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters, (iii) the Required Lenders (as defined in the Senior Credit Facility), (iv) the Steering Group Majority (as defined in the Senior Credit Facility), (v) the Administrative Agent (as defined in the Senior Credit Facility) and (vi) the Majority Funds (and, collectively, the “Consenting Parties”); provided, that the Steering Group Majority shall only be a Consenting Party to the extent such Person is a Consenting Party (as defined in the Senior Credit Facility) pursuant to the terms of the Senior Credit Facility.

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“Documentation Condition” means that each document required to effectuate the restructuring and recapitalization contemplated by the AIP is in final form as between the Consenting Parties and is acceptable to each Consenting Party in its sole discretion.

“Restructuring Closing Date” means the date mutually agreed upon by the Consenting Parties as the date by which the Closing Condition must be satisfied (or such later date as may be agreed to in writing by the Majority Funds and the Obligors (with a copy of such writing delivered to Agent) but in no event to be later than December 31, 2011).

“Senior Credit Facility Amendment No. 19” means that certain Consent and Amendment No. 19, dated as of December 20, 2010, by and among YRC Worldwide Inc., the Canadian Borrower (as defined therein), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, National Association, as Administrative Agent.

“Senior Facility Deferred Payment Termination Date” means the earliest of the occurrence of (i) the fifth (5th) day following February 28, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the AIP Condition has been satisfied on or prior to February 28, 2011 (or such extended date), (ii) the fifth (5th) day following March 15, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the Documentation Condition has been satisfied on or prior to March 15, 2011 (or such extended date) and (iii) the earlier of (a) the fifth (5th) day following the Restructuring Closing Date (or if such fifth day is not a Business Day, the immediately following Business Day) and (b) the fifth (5th) day following May 13, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (or, in the case of each of the foregoing clauses (i), (ii) and (iii), such later date as may be agreed to in writing by the Majority Funds and the Obligors (with a copy of such writing delivered to Agent)).

(b) The defined term “Deferred Payment Termination Date” set forth in Section 1.01 of the Agreement is amended and restated as follows:

““Deferred Payment Termination Date” means the earliest of the occurrence of (i) the earlier of (x) May 31, 2011 (unless prior to such date the Supermajority Funds have agreed to continue deferring the Monthly Amortization Payments and Monthly Interest Payments) and (y) the occurrence of a Senior Facility Deferred Payment Termination Date, (ii) any Deferral Termination Event, (iii) an Event of Default described in clauses (e), (f) or (g) of Article VIII herein, (iv) the occurrence of an Event of Default (other than as described in the foregoing clause (iii)) which

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continues without being either cured or waived in accordance with the terms hereof within five (5) Business Days after a Financial Officer has actual knowledge of such occurrence, and (v) the amendment, modification, supplementation or alteration of the Senior Credit Facility after the Amendment 2 Effective Date which imposes any mandatory prepayment, commitment reduction, additional interest or fee or any other incremental payment to the Lenders (as defined in the Senior Credit Facility) not required as of the Amendment 6 Effective Date unless the Funds receive a proportionate additional payment in respect of the Deferred Pension Obligations at the time that the Obligors are required to make an additional payment to the lenders under the Senior Credit Facility pursuant to the terms of such amendment, modification, supplementation or alteration (unless prior to such date the Supermajority Funds have agreed to (x) waive any such proportionate additional payments and (y) continue deferring Monthly Amortization Payments and Monthly Interest Payments as otherwise required pursuant to this clause (v)); provided, that, for the avoidance of doubt, granting of consent by the lenders under the Senior Credit Facility to permit an asset sale shall not by itself trigger this clause (v).”

(c) Section 2.01(b) of the Agreement is hereby amended to delete the reference to “December 31, 2010 (or such later date agreed to by the Supermajority Funds)” appearing therein and to replace therefor a reference to “(i) the earlier of (x) May 31, 2011 (or such later date agreed to by the Supermajority Funds) and (y) the occurrence of a Senior Facility Deferred Payment Termination Date”.

(d) Section 2.02(b) of the Agreement is hereby amended to delete the reference to “December 31, 2010 (or such later date agreed to by the Supermajority Funds)” appearing therein and to replace therefor a reference to “(i) the earlier of (x) May 31, 2011 (or such later date agreed to by the Supermajority Funds) and (y) the occurrence of a Senior Facility Deferred Payment Termination Date”.

(e) Section 6.02(c) of the Agreement is hereby amended and restated to read as follows:

“(c) promptly, but in any event no later than the seventh Business Day following any Responsible Officer of the Obligors becoming aware thereof, written notice of any Default or Event of Default hereunder and the occurrence of a Deferral Termination Event or Senior Facility Deferred Payment Termination Date;”

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ARTICLE III

2.	Conditions Precedent.

2.1 Effective Date. This Amendment 7 shall not become effective until the date on which each of the following conditions is satisfied (or waived):

(a) The Obligors, the Funds consisting of Supermajority Funds party to the Agreement and the Agent shall have executed a counterpart of this Amendment 7, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 7.

(b) A copy of Senior Credit Facility Amendment No. 19 shall be delivered to the Agent.

(c) The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

ARTICLE IV

3.	Miscellaneous.

3.1 Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, constituting of Supermajority Funds party to the Agreement, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 7.

3.2 Successors and Assigns. This Amendment 7 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

3.3 Counterparts. This Amendment 7 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 7.

3.4 Descriptive Headings; Interpretation. The headings and captions used in this Amendment 7 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 7.

3.5 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 7 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the

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foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment 7 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

3.6 No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 7. In the event an ambiguity or question of intent or interpretation arises, this Amendment 7 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 7.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment 7 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines
Title: Senior Vice President - CFO

USF HOLLAND, INC., as an Obligor

By
Name: Jeff Coltrin
Title: Vice President - Finance

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren
Title: Vice President - Finance

USF REDDAWAY INC., as an Obligor

By
Name: Tom Palmer
Title: Vice President Finance - CFO

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name:	Paul F. Liljegren
Title:	Vice President - Finance

Signature Page to Amendment 7 to

Contribution Deferral Agreement

USF GLEN MOORE, INC., as a Guarantor

By
Name: Phil J. Gaines
Title: Senior Vice President - Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz
Title: Legal Representative

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By
Name:
Title:

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 617 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 7 to

Contribution Deferral Agreement

LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund

By
Name:
Title:

SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund

By
Name:
Title:

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund

By
Name:
Title:

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 7 to

Contribution Deferral Agreement

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 445 PENSION FUND, as a Fund

By
Name:
Title:

I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund

By
Name:
Title:

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS JC 83 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 7 to

Contribution Deferral Agreement

MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A. , as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund

By
Name:
Title:

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 641 PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By
Name:
Title:

Signature Page to Amendment 7 to

Contribution Deferral Agreement

FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund

By
Name:
Title:

MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By
Name:
Title:

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund

By
Name:
Title:

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund a

By
Name:
Title:

NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 7 to

Contribution Deferral Agreement

EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund

By
Name:
Title:

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

WILMINGTON TRUST COMPANY, as Agent

By
Name:
Title:

Signature Page to Amendment 7 to

Contribution Deferral Agreement

EXECUTION VERSION

CONSENT AND AMENDMENT 8 TO CONTRIBUTION DEFERRAL AGREEMENT

This Consent and Amendment 8 to the Contribution Deferral Agreement (this “Amendment 8”) is entered into as of February 28, 2011, by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors and certain of their employees who are represented by the International Brotherhood of Teamsters (the “Teamsters”) have previously entered into the 2008-2013 National Master Freight Agreement and its Supplements and other collective bargaining agreements with individual Local Unions affiliated with the Teamsters (as amended, modified and supplemented from time to time, excluding any amendment or modification thereto entered into on or after June 30, 2009, the “CBA”), which, among other things, provides that the Primary Obligors will generally make certain contributions to the Funds (as defined below) based on hours worked or compensation received by covered employees;

WHEREAS, the Primary Obligors, CS Pension Fund and the Agent entered into that certain Contribution Deferral Agreement dated as of June 17, 2009 (as further amended, modified or supplemented from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to the CS Pension Fund from the Primary Obligors would be deferred;

WHEREAS, certain joinders to the Agreement were entered into on July 6, 2009, July 10, 2009, July 14, 2009, August 13, 2009 and other joinders may be entered into from time to time by and among certain other pension funds, the Primary Obligors and the Agent, pursuant to which such Persons also agreed that the obligation to make certain contributions otherwise due to the Funds party thereto from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds, constituting of Majority Funds party to the Agreement, each desire to enter into this Amendment 8, among other things, to confirm that the AIP Condition has been satisfied and to amend the Agreement to effect changes to certain definitions;

WHEREAS, the Obligors and certain Affiliates of the Obligors are entering into that certain Amendment No. 20 (in the form attached hereto as Exhibit A, “Amendment No. 20”),

dated as of February 28, 2011, by and among YRC Worldwide Inc., the Canadian Borrower (as defined therein), the financial institutions listed on the signature pages thereof and JPMorgan Chase Bank, National Association, as Administrative Agent.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1. Acknowledgement. The undersigned Funds, constituting Majority Funds party to the Agreement, hereby acknowledge and agree that the non-binding term sheet titled “YRC Worldwide Inc. Summary of Principal Terms of Proposed Restructuring” which was provided to the CS Pension Fund on February 22, 2011 represents the AIP and that the AIP Condition is effective and satisfied upon the effectiveness of this Amendment 8. The Primary Obligors and the Guarantors acknowledge, understand and agree that although the AIP Condition will have been satisfied upon the effectiveness of this Amendment 8, neither the AIP nor any of its terms have been approved by the undersigned Funds, and no Fund is under any obligation whatsoever (by virtue of this Amendment 8 or otherwise) to enter into any amendment, modification, restatement or replacement of or to the Agreement implementing the AIP or any of its terms.

2. Amendments.

2.1 Definitions.

(a) Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Confirming Party” means, as of any date of determination, each of (i) the Primary Obligors and (ii) the Majority Funds (and, collectively, the “Confirming Parties”).

“Restructuring” means a proposed restructuring of the Company and its Subsidiaries.

(b) Section 1.01 of the Agreement is hereby amended by amending and restating in their entirety the following definitions:

“AIP” means an agreement in principle among (i) the Parent, (ii) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters, (iii) the Required Lenders (as defined in the Senior Credit Facility), (iv) the Steering Group Majority (as defined in the Senior Credit Facility) and (v) the Administrative Agent (as defined in the Senior Credit Facility) in respect of the Restructuring.

“Documentation Condition” means satisfaction of each of the following (i) the Obligors and each of the Funds shall have duly executed an amendment in respect of the Restructuring to the Fund Documents (the

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effectiveness of such amendment being conditioned solely on the closing of the Restructuring pursuant to documentation described in clause (iv) below, including without limitation, the payment of fees and expenses), which amendment is in form and substance acceptable to each of the Primary Obligors and each of the Funds, each in their sole discretion, (ii) an agreement to support the Restructuring has been signed by the Loan Parties (as defined by the Senior Credit Facility) and the Lenders (as defined by the Senior Credit Facility) having Revolving Credit Exposures (as defined by the Senior Credit Facility), outstanding principal amount of Term Loans (as defined by the Senior Credit Facility) and unused Commitments (as defined by the Senior Credit Facility) representing at least 90% of the sum of the total Revolving Credit Exposures (as defined by the Senior Credit Facility), the aggregate principal amount of Term Loans (as defined by the Senior Credit Facility) and the unused Commitments (as defined by the Senior Credit Facility) at such time, which support agreement shall be in form and substance acceptable to the Confirming Parties, each in their sole discretion, (iii) (a) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters has provided all necessary consents to the restructuring required by the IBT MOU (as defined in the Senior Credit Facility), which consents shall be unqualified and non-contingent other than the consummation of the Closing Condition and (b) contingent only upon the occurrence of the Restructuring Closing Date, waive any termination, modification or similar rights under the IBT MOU (as defined in the Senior Credit Facility) such that the collective bargaining agreement shall be fully binding on the parties thereto for its specified term and (iv) definitive agreements, offering memoranda and other documents necessary to effectuate the Closing Condition are in final form, all of which shall be in form and substance acceptable to the Confirming Parties, each in their sole discretion.

“Restructuring Closing Date” means July 22, 2011 (or such later date as may be agreed to in writing by the Majority Funds and the Obligors (with a copy of such writing delivered to Agent) but in no event to be later than December 31, 2011).

“Senior Facility Deferred Payment Termination Date” means the earliest of the occurrence of the earliest to occur of (i) the fifth (5th) day following February 28, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the AIP Condition has been satisfied on or prior to February 28, 2011 (or such extended date), (ii) the fifth (5th) day following April 29, 2011 (or if such fifth day is not a Business Day, the immediately following Business Day) (as such date may be extended pursuant to the terms of this definition) unless the Documentation Condition has been satisfied on or prior to April 29, 2011 (or such extended date) and (iii) the fifth (5th) day following the

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Restructuring Closing Date (or if such fifth day is not a Business Day, the immediately following Business Day) (or, in the case of each of the foregoing clauses (i), (ii) and (iii), such later date as may be agreed to in writing by the Majority Funds and the Obligors but in no event later than December 31, 2011 (with a copy of such writing delivered to Agent)).

ARTICLE II

2. Conditions Precedent.

2.1 Effective Date. This Amendment 8 shall not become effective until the date on which each of the following conditions is satisfied (or waived):

(a) The Obligors, the Funds consisting of Majority Funds party to the Agreement and the Agent shall have executed a counterpart of this Amendment 8, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 8.

(b) A copy of Amendment No. 20 shall have been delivered to the Agent and such Amendment No. 20 shall become effective contemporaneously on the effectiveness of Amendment 8.

(c) The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

ARTICLE III

3. Miscellaneous.

3.1 Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, constituting Majority Funds party to the Agreement, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 8.

3.2 Successors and Assigns. This Amendment 8 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

3.3 Counterparts. This Amendment 8 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 8.

3.4 Descriptive Headings; Interpretation. The headings and captions used in this Amendment 8 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 8.

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3.5 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 8 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment 8 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

3.6 No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 8. In the event an ambiguity or question of intent or interpretation arises, this Amendment 8 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 8.

3.7 Acknowledgement. This Amendment 8 is not intended to implement any of the terms of the AIP and nothing in this Amendment 8 is intended to alter the non-binding terms of the AIP or the non-binding nature of the AIP.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment 8 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Andrew C. Slusher
Title: Vice President – Finance

USF HOLLAND, INC., as an Obligor

By
Name: Dan L. Olivier
Title: Vice President – Finance

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

USF REDDAWAY INC., as an Obligor

By
Name: Tom Palmer
Title: Vice President Finance – CFO

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

Signature Page to Amendment 8 to

Contribution Deferral Agreement

USF GLEN MOORE, INC., as a Guarantor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz
Title: Legal Representative

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By
Name:
Title:

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 617 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 8 to

Contribution Deferral Agreement

LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund

By
Name:
Title:

SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund

By
Name:
Title:

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund

By
Name:
Title:

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 8 to

Contribution Deferral Agreement

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 445 PENSION FUND, as a Fund

By
Name:
Title:

I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund

By
Name:
Title:

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS JC 83 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 8 to

Contribution Deferral Agreement

MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A. , as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund

By
Name:
Title:

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 641 PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By
Name:
Title:

FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 8 to

Contribution Deferral Agreement

MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By
Name:
Title:

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund

By
Name:
Title:

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund a

By
Name:
Title:

NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund

By
Name:
Title:

EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 8 to

Contribution Deferral Agreement

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

WILMINGTON TRUST COMPANY, as Agent

By
Name:
Title:

Signature Page to Amendment 8 to

Contribution Deferral Agreement